UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

Patriot Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CARLSBAD CORPORATE PLAZA
6183 PASEO DEL NORTE, SUITE 180
CARLSBAD, CA 92011
(Address of principal executive offices, zip code)

(760) 547-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On April 12, 2010, Patriot Scientific Corporation (the “Company”) filed a complaint in the Superior Court of the State of California for the County of San Diego against Technologies Properties Limited LLC (“TPL”), alleging breach of contract of a promissory note dated January 12, 2010 (the “Note”), for failure to pay the $1,000,000 of principal plus accrued interest due to the Company under the Note.  Payment under the Note became due as of February 28, 2010.  The amount, if any, that the Company will collect with respect to such matters cannot be determined at this time.

In June 2005, the Company entered into a series of agreements with TPL and others to facilitate the pursuit of unlicensed users of the Company’s intellectual property.  The result was Phoenix Digital Solutions, LLC (“PDS”), of which  the Company and TPL each own 50% of the membership interests.

The Company has also previously been named as a defendant with TPL in several lawsuits.  Such lawsuits are further described in the Company’s most current Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, if any, may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements may include, but are not limited to, the uncertainty of the effect of pending legislation; the uncertainty of patent and proprietary rights; uncertainty as to royalty payments and indemnification risks; trading risks of low-priced stocks; the effect of regulatory and legislative action; regional and general economic conditions; and certain assumptions upon which such forward-looking statements are based. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: April 13, 2010	By:	/s/ Clifford L. Flowers
Clifford L. Flowers
Chief Financial Officer